Offerings - Offering: 1	Apr. 10, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 34,457,632.01
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,758.6
Offering Note	Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the shares outstanding and 99% of the net asset value of the Trust rounded to four decimal places as of April 6, 2026.

Calculated at $138.10 per $1,000,000 of the Transaction Value.